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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) NOVEMBER 9, 2000

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                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)

         DELAWARE                           1-5794                         38-1794485
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(State or Other Jurisdiction       (Commission File Number)               (IRS Employer
     of Incorporation)                                                 Identification No.)

     21001 VAN BORN ROAD, TAYLOR, MICHIGAN                                    48180
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   (Address of Principal Executive Offices)                                (Zip Code)

                                 (313) 274-7400
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               Registrant's telephone number, including area code




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ITEM 5.  OTHER EVENTS.

         On November 9, 2000, Masco Corporation issued a press release announcing its results for the third quarter ended September 30, 2000. A copy of the press release is filed as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

       99      Press release dated November 9, 2000




























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MASCO CORPORATION



                                     By:    /s/ Richard G. Mosteller
                                        -------------------------------------
                                        Name:    Richard G. Mosteller
                                        Title:   Senior Vice President - Finance


November 9, 2000





























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                                  EXHIBIT INDEX

99     Press release dated November 9, 2000